UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892
                                   ----------

                           TEMPLETON GROWTH FUND, INC.
                         ------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS


                                                                 AUGUST 31, 2004
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                  ANNUAL REPORT AND SHAREHOLDER LETTER | GLOBAL

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                           TEMPLETON GROWTH FUND, INC.


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                                 [LOGO OMITTED]
                           FRANKLIN [R] TEMPLETON [R]
                                   INVESTMENTS
                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE




Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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[GRAPHIC OMITTED]


Not part of the annual report

Contents


SHAREHOLDER LETTER..........................     1

SPECIAL FEATURE:
Templeton Growth Fund:
Half a Century of Experience
Working For You.............................     3

ANNUAL REPORT

Templeton Growth Fund.......................     8

Performance Summary ........................    14

Your Fund's Expenses........................    19

Financial Highlights and
Statement of Investments ...................    21

Financial Statements .......................    31

Notes to Financial
Statements .................................    35

Report of Independent
Registered Public
Accounting Firm ............................    43

Tax Designation.............................    44

Board Members and Officers..................    49

Shareholder Information.....................    55



--------------------------------------------------------------------------------

Annual Report


Templeton Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests mainly in the equity securities of companies located anywhere in the world, including emerging markets.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


We are pleased to bring you Templeton Growth Fund's annual report for the fiscal year ended August 31, 2004.


PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Growth Fund - Class A posted a 16.14% cumulative total return. The Fund's performance matched that of its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which also posted a 16.14% total return for the same period.1 In line with our long-term investment strategy, we are pleased with our long-term results. For the 10-year period ended August 31, 2004, Templeton Growth Fund - Class A delivered a 150.48% cumulative total return, compared with the MSCI World Index's 92.14% cumulative total return for the same period. 1 You can find more performance data in the Performance Summary beginning on page 14.


ECONOMIC AND MARKET OVERVIEW

The global economy expanded rapidly over the past few quarters, led by strong economic growth in the U.S. and China. As of June 30, 2004, U.S. gross domestic product (GDP) had increased for 11 consecutive quarters. In China, GDP grew at a strong 9.1% pace in 2003.2 Despite an effort by Chinese authorities to curb this growth, China's economy expanded 9.7% in the first half of 2004, slightly more moderate than the 9.9% rate reported for the fourth quarter of 2003. 2,3 The continued economic strength reflected strong consumer and business confidence in






1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Past performance does not guarantee future results.
2. Source: www.china.org.cn, "China GDP Speeds up; Pace Seen Continuing."
3. Source: Ministry of Foreign Affairs of the People's Republic of China, www.china-embassy.org, "China's GDP rose 9.7 percent in the first half of 2004," 7/16/04.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 26.




8 | Annual Report

China, the U.S., Japan and Europe. The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank recently projected euro zone growth may be between 1.6% and 2.2% in 2004, compared with 0.5% in 2003. In addition, the outlook for emerging European economies improved, led by double-digit growth in industrial production in Turkey and Poland and steady growth in Russia. In Japan, the economy has been emerging from its decade-long deflation. Japan's consumer and business confidence reached their highest levels since 1991. In Latin America, although growth was slow relative to Asia and the U.S., there was evidence of a rebound in industrial activity.

Regarding stock market performance, the global equity rally that began in March 2003 extended into the early part of this year propelled by strong liquidity, reasonably solid economic growth and higher corporate earnings. However, by the second quarter investor focus shifted to the challenges of rising commodity prices, especially oil, Iraqi unrest and a potential slowdown in the Chinese economy. The prospect of higher interest rates also damaged investor confidence. These factors hindered global equity performance, and consequently most stock markets traded within a relatively narrow range in the first eight months of 2004. However, stock market performance in aggregate was positive over the fiscal year. The MSCI All Country World Index's total return was 16.34% for the year ended August 31, 2004. 4


INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.



4. Source: Standard & Poor's Micropal. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 8/31/04

Europe                                        48.1%
North America                                 26.3%
Asia                                          16.1%
Australia & New Zealand                        1.0%
Latin America                                  1.0%
Middle East & Africa                           0.4%
Short-Term Investments & Other Net Assets      7.1%




                                                               Annual Report | 9

TOP 10 COUNTRIES
Based on Equity Securities
8/31/04

--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
  U.S.                          21.5%
--------------------------------------
  U.K.                          20.4%
--------------------------------------
  Japan                          7.1%
--------------------------------------
  Switzerland                    6.0%
--------------------------------------
  Netherlands                    4.5%
--------------------------------------
  Germany                        3.8%
--------------------------------------
  South Korea                    3.7%
--------------------------------------
  Hong Kong                      3.6%
--------------------------------------
  Canada                         3.1%
--------------------------------------
  France                         2.9%
--------------------------------------




MANAGER'S DISCUSSION

As in past reporting periods, our bottom-up investment strategy for the Fund resulted in a geographic and industry mix that was very different than the benchmark MSCI World Index. In particular, we held a substantial overweighted exposure to the U.K. compared with the benchmark. In contrast, U.S. exposure was well below the benchmark. Both factors contributed positively to Fund performance during the year under review. In the U.K., the Fund's holdings in Reuters Group, the country's top information services provider, and BHP Billiton, one of the world's largest mining and oil resources companies, aided Fund performance. We sold the position in Reuters in the latter half of the Fund's fiscal year, while reducing substantially the exposure to BHP as the shares appreciated in value.

We initiated new positions in a number of U.K.-listed stocks that fit our investment strategy. We believe these stocks had lagged the recovery in global markets for the 18 months through period-end. In particular, in June 2004 we began purchasing shares of British Sky Broadcasting Group (Sky), the U.K.'s most successful pay television broadcaster. The company announced a major strategy shift in early August 2004, one that entailed higher investment spending and lower short-term profitability, with the aim of delivering better long-term subscriber growth and, ultimately, greater value to its shareholders. Sky's stock price fell 19% in one day as many investors sold the shares. We concluded the decline represented an opportunity to increase the Fund's exposure to what we considered a strong franchise at an even more attractive price. Although Sky had a negative impact on the Fund's overall returns during the year under review, it is a good example of a hallmark of our investment philosophy: buy for the long term, during times of short-term pessimism.

Also in the U.K., we invested in Vodafone Group, the world's largest mobile telecommunications operator in terms of revenues, and second largest in terms of wireless phone service subscribers. We started purchasing Vodafone shares in May 2004 and completed purchases in July 2004 -- at prices 63% to 70% below the company's peak share price in March 2000. In 2000, the bubble in technology and telecommunications stock valuations was at its peak, and market expectations for Vodafone were simply far too ambitious. In contrast, in 2004 we believed expectations were too low. We found Vodafone offered an excellent brand name, a very strong balance sheet and a solid management team. Furthermore, the company generates positive cash flow, another important consideration in our bottom-up analysis. We are encouraged when we find high-quality businesses such as Vodafone and Sky available at prices we believe are very attractive.




10 |  Annual Report

Two of the largest portfolio holdings in the U.K. were in the oil and gas sector. BP and Shell Transport & Trading offered attractive dividend yields and were trading at levels we believed did not fully reflect the strength of oil prices in recent months. We believe it is very challenging to forecast the short-term direction of any commodity consistently, and we did not make these investments on the basis of any strongly held view of where oil prices will be six months hence. Rather, consistent with our strategy, we believe both stocks have attractive, long-life assets that can continue to generate surplus cash flow at current or even lower oil prices.

The Fund had an average weighting of less than 22% of its total net assets in U.S. securities during the year under review, compared with the benchmark index's weighting of more than 55%. This relatively low exposure to the benchmark reflected the challenges we found in identifying sufficient numbers of undervalued U.S.-listed stocks during the 12-month reporting period. Frequently, we were able to find more attractive opportunities elsewhere in the world. There were exceptions: for example, AT&T Wireless Services was the Fund's top-performing U.S. stock by a considerable margin this fiscal year, largely the result of a bid for the company by Cingular Wireless in February 2004. Boeing, the world's largest aerospace company, was another strong performer, as it recovered from the market's excessive concerns about the airline industry's prospects and negative publicity surrounding its defense business. Elsewhere, the Fund's exposure to the capital goods sector increased with our purchase of shares in Raytheon, the U.S. defense electronics contractor.

Our U.S.-listed holdings of supermarket chain Albertson's and local phone service provider SBC Communications were sold by period-end. Both companies struggled in highly competitive markets that faced mounting structural challenges. Consistent with our strategy, we considered it appropriate to reduce exposure to these and reinvest the proceeds in other opportunities where we believed the balance between risk and reward appeared more favorable and valuations equally attractive.

The Fund started its fiscal year with a lower-than-index exposure to Japan. Although this increased by a number of purchases through period-end, the low weighting was still a hindrance to our overall performance compared with the benchmark index. One notable purchase was Takeda Pharmaceutical. Takeda is Japan's largest drug company. It traded at the low end of the range compared with its major global pharmaceutical company peer group, despite considerable success in new drug development and its transition from a Japanese to a global stage. By period-end, the US$35 billion company held close to US$11 billion of net cash and equivalents on its balance sheet and generated free cash of nearly US$2 billion per annum.

Looking at the Fund from an industry perspective, a number of features stood out. First, the Fund's low exposure to semiconductor and semiconductor equipment





TOP 10 EQUITY HOLDINGS
8/31/04
-------------------------------------------------------
  COMPANY                                   % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
-------------------------------------------------------
  Shell Transport & Trading Co. PLC              2.1%
     OIL & GAS, U.K.
-------------------------------------------------------
  GlaxoSmithKline PLC                            2.1%
     PHARMACEUTICALS, U.K.
-------------------------------------------------------
  AT&T Wireless Services Inc.                    2.0%
     WIRELESS TELECOMMUNICATION
     SERVICES, U.S.
-------------------------------------------------------
  BP PLC                                         1.8%
     OIL & GAS, U.K.
-------------------------------------------------------
  E.ON AG                                        1.8%
     ELECTRIC UTILITIES, GERMANY
-------------------------------------------------------
  Eni SpA                                        1.5%
     OIL & GAS, ITALY
-------------------------------------------------------
  Cheung Kong Holdings Ltd.                      1.5%
     REAL ESTATE, HONG KONG
-------------------------------------------------------
  BCE Inc.                                       1.5%
     DIVERSIFIED TELECOMMUNICATION
     SERVICES, CANADA
-------------------------------------------------------
   National Grid Transco PLC                        1.4%
     MULTI-UTILITIES & UNREGULATED
     POWER, U.K.
-------------------------------------------------------
  Nestle SA                                      1.4%
   FOOD PRODUCTS, SWITZERLAND
-------------------------------------------------------






                                                              Annual Report | 11
industry stocks was a positive factor for total returns. We avoided a sector that declined more than 22% in value over the year, while enjoying exposure to one of the few stocks that actually rose in value -- Samsung Electronics. In general, the Fund retained a low exposure to technology-related stocks because we considered the sector's valuations too high. However, we took advantage of the sector's recent weakness and bought two technology companies in the hard disk drive manufacturing industry. The industry has consolidated in recent years and five producers now control about 80% of supply. Long-term demand growth is very attractive, due to increasing storage demands from consumers and businesses, but in the short term we believe the major producers have managed inventories poorly. Seagate Technology and Maxtor both fell around 60% in value between October 2003 and May 2004, presenting an opportunity for us to gain exposure to what we considered two attractive businesses at a point when short-term pessimism was extreme. By period-end, both stocks were trading at lower prices than our purchase prices, and had a negative impact on Fund performance over this short run.

Second, our increased pharmaceutical sector exposure in recent years had a positive effect on total returns this reporting period. Most notable was the acquisition of Aventis, the French drug company, by its local rival, Sanofi-Synthelabo. Following our strategy, we believed the merged company, Sanofi-Aventis, was an attractive investment, and the Fund continued to hold the stock at period-end.

Offsetting these gains, our low exposure to the commercial banking and insurance sectors had a negative impact on our overall results, despite the positive impact of a bid for U.K. retail bank Abbey National by Spain's Banco Santander. We increased the portfolio's weighting in banks largely through the purchase of Royal Bank of Scotland shares. We have met the management at Royal Bank of Scotland on a number of occasions. In our opinion, Royal Bank is one of Europe's best-managed banks, supported by one of the best growth profiles in its field, but at the time of purchase its underlying stock traded at one of the lowest valuations in the European banking sector. In April 2004 Royal Bank announced the purchase of Charter One, a Michigan-based regional bank, for $10.5 billion. The Fund bought stock at a discount in an equity offering to finance the deal.

The Fund's overweighted exposure to the materials sector versus the benchmark, mentioned one year ago, remained in place this fiscal year, but the composition changed. Some holdings in the metals and mining sector were sold by period-end, including AK Steel Holding in the U.S. (completely sold), BHP Billiton in the U.K. (partially sold), Cia Vale do Rio Doce in Brazil (completely sold), and POSCO of South Korea (completely sold). All these companies benefited from strong demand for basic commodities, especially from China, which in turn fueled large price





12 |  Annual Report
increases for steel and iron ore. Offsetting these sales, we added to the Fund's holdings in paper producers Stora Enso and UPM-Kymmene, and in September 2003 built up a new holding in Syngenta, the Swiss crop protection products and seeds producer.

As of period-end, the Fund held 7.1% of total net assets in short-term investments and other net assets. Given the rise in global equity markets, this was a drag on the Fund's performance.

Thank you for investing in Templeton Growth Fund. We welcome your comments and look forward to serving your future investment needs.





[PHOTO OMITTED]

/S/SIGNATURE
Murdo Murchison, CFA
Portfolio Manager
Templeton Growth Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




                                                              Annual Report | 13

Performance Summary as of 8/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.





PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------------
  CLASS A                                                  CHANGE           8/31/04          8/31/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.49            $21.03           $18.54
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
------------------------------------------------------------------------------------------------------
  DIVIDEND INCOME                         $0.4523
------------------------------------------------------------------------------------------------------
  CLASS B                                                  CHANGE           8/31/04          8/31/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.40            $20.64           $18.24
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
------------------------------------------------------------------------------------------------------
  Dividend Income                         $0.3477
------------------------------------------------------------------------------------------------------
  CLASS C                                                  CHANGE           8/31/04          8/31/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.41            $20.56           $18.15
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
------------------------------------------------------------------------------------------------------
  Dividend Income                         $0.3323
------------------------------------------------------------------------------------------------------
  CLASS R                                                  CHANGE           8/31/04          8/31/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.46            $20.90           $18.44
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
------------------------------------------------------------------------------------------------------
  Dividend Income                         $0.4261
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                            CHANGE           8/31/04          8/31/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.50            $21.07           $18.57
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
------------------------------------------------------------------------------------------------------
  Dividend Income                         $0.4954
------------------------------------------------------------------------------------------------------






14 |  Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.



-------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              16.14%          36.63%           150.48%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                           9.47%           5.19%             8.97%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $10,947         $12,879           $23,603
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     11.78%           6.47%             9.48%
-------------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          5-YEAR    INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              15.27%          31.63%            56.48%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          11.27%           5.33%             8.10%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,127         $12,963           $15,548
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     13.62%           6.62%             8.42%
-------------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR    INCEPTION (5/1/95)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              15.30%          31.66%           131.25%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          14.30%           5.66%             9.39%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,430         $13,166           $23,125
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     16.67%           6.93%             9.58%
-------------------------------------------------------------------------------------------------------
  CLASS R                                                1-YEAR     INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              15.85%          21.08%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          14.85%           7.45%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $11,485          $12,108
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     17.24%           8.15%
-------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 5                                        1-YEAR          5-YEAR           10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              16.43%          38.38%           157.60%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          16.43%           6.71%             9.92%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,643         $13,838           $25,760
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     18.80%           8.00%            10.44%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.







                                                              Annual Report | 15

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.





AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  CLASS A                     8/31/04
---------------------------------------
  1-Year                        9.47%
---------------------------------------
  5-Year                        5.19%
---------------------------------------
  10-Year                       8.97%
---------------------------------------


CLASS A (9/1/94-8/31/04)

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USE IN PRINTED GRAPHIC AS FOLLOWS:]

The following line graph compares the performance of Templeton Growth Fund - Class A with that of the MSCI World Index 6 and the CPI 6 based on a $10,000 investment from 9/1/94 to 8/31/04.


                       Templeton Growth Fund -Class A      MSCI World Index          CPI
9/1/94                 $9,423                              $10,000                   $10,000
9/30/94                $9,209                              $9,739                    $10,027
10/31/94               $9,294                              $10,018                   $10,034
11/30/94               $8,912                              $9,585                    $10,047
12/31/94               $8,833                              $9,680                    $10,047
1/31/95                $8,763                              $9,536                    $10,087
2/28/95                $9,024                              $9,677                    $10,128
3/31/95                $9,193                              $10,145                   $10,161
4/30/95                $9,514                              $10,501                   $10,195
5/31/95                $9,797                              $10,593                   $10,215
6/30/95                $9,938                              $10,592                   $10,235
7/31/95                $10,385                             $11,124                   $10,235
8/31/95                $10,319                             $10,878                   $10,262
9/30/95                $10,553                             $11,197                   $10,282
10/31/95               $10,216                             $11,023                   $10,315
11/30/95               $10,449                             $11,407                   $10,309
12/31/95               $10,585                             $11,743                   $10,302
1/31/96                $10,964                             $11,958                   $10,362
2/29/96                $11,000                             $12,033                   $10,396
3/31/96                $11,128                             $12,235                   $10,450
4/30/96                $11,378                             $12,525                   $10,490
5/31/96                $11,513                             $12,538                   $10,510
6/30/96                $11,525                             $12,604                   $10,517
7/31/96                $11,153                             $12,161                   $10,537
8/31/96                $11,439                             $12,303                   $10,557
9/30/96                $11,671                             $12,787                   $10,591
10/31/96               $11,862                             $12,878                   $10,624
11/30/96               $12,507                             $13,602                   $10,644
12/31/96               $12,761                             $13,387                   $10,644
1/31/97                $13,068                             $13,550                   $10,678
2/28/97                $13,172                             $13,708                   $10,711
3/31/97                $13,113                             $13,440                   $10,738
4/30/97                $13,407                             $13,881                   $10,752
5/31/97                $14,073                             $14,741                   $10,745
6/30/97                $14,635                             $15,478                   $10,758
7/31/97                $15,190                             $16,193                   $10,772
8/31/97                $14,674                             $15,112                   $10,792
9/30/97                $15,621                             $15,936                   $10,819
10/31/97               $14,600                             $15,100                   $10,846
11/30/97               $14,644                             $15,369                   $10,839
12/31/97               $14,826                             $15,559                   $10,826
1/31/98                $14,849                             $15,995                   $10,846
2/28/98                $15,666                             $17,080                   $10,866
3/31/98                $16,362                             $17,803                   $10,886
4/30/98                $16,446                             $17,980                   $10,906
5/31/98                $15,949                             $17,757                   $10,926
6/30/98                $15,491                             $18,181                   $10,940
7/31/98                $15,124                             $18,155                   $10,953
8/31/98                $12,823                             $15,736                   $10,966
9/30/98                $13,144                             $16,017                   $10,980
10/31/98               $14,264                             $17,468                   $11,007
11/30/98               $14,776                             $18,510                   $11,007
12/31/98               $14,458                             $19,417                   $11,000
1/31/99                $14,352                             $19,845                   $11,027
2/28/99                $14,246                             $19,320                   $11,040
3/31/99                $15,244                             $20,127                   $11,074
4/30/99                $17,134                             $20,923                   $11,154
5/31/99                $16,516                             $20,161                   $11,154
6/30/99                $17,284                             $21,104                   $11,154
7/31/99                $17,267                             $21,044                   $11,188
8/31/99                $17,276                             $21,010                   $11,215
9/30/99                $16,657                             $20,809                   $11,268
10/31/99               $16,672                             $21,893                   $11,289
11/30/99               $17,411                             $22,512                   $11,295
12/31/99               $18,858                             $24,337                   $11,295
1/31/00                $17,564                             $22,946                   $11,329
2/29/00                $16,969                             $23,011                   $11,396
3/31/00                $18,197                             $24,604                   $11,490
4/30/00                $17,961                             $23,567                   $11,497
5/31/00                $18,292                             $22,973                   $11,510
6/30/00                $18,386                             $23,750                   $11,570
7/31/00                $18,263                             $23,084                   $11,597
8/31/00                $18,594                             $23,838                   $11,597
9/30/00                $18,027                             $22,573                   $11,658
10/31/00               $18,191                             $22,198                   $11,678
11/30/00               $18,079                             $20,853                   $11,685
12/31/00               $19,186                             $21,193                   $11,678
1/31/01                $19,447                             $21,605                   $11,752
2/28/01                $19,186                             $19,781                   $11,799
3/31/01                $18,289                             $18,486                   $11,826
4/30/01                $19,030                             $19,857                   $11,872
5/31/01                $19,405                             $19,610                   $11,926
6/30/01                $19,051                             $18,998                   $11,946
7/31/01                $18,978                             $18,748                   $11,913
8/31/01                $18,894                             $17,852                   $11,913
9/30/01                $17,288                             $16,281                   $11,966
10/31/01               $17,858                             $16,595                   $11,926
11/30/01               $18,986                             $17,579                   $11,906
12/31/01               $19,290                             $17,692                   $11,859
1/31/02                $18,872                             $17,158                   $11,886
2/28/02                $19,247                             $17,012                   $11,933
3/31/02                $19,965                             $17,768                   $12,000
4/30/02                $20,072                             $17,171                   $12,067
5/31/02                $20,490                             $17,210                   $12,067
6/30/02                $19,654                             $16,170                   $12,074
7/31/02                $18,315                             $14,809                   $12,087
8/31/02                $18,325                             $14,840                   $12,128
9/30/02                $16,321                             $13,211                   $12,148
10/31/02               $17,158                             $14,188                   $12,168
11/30/02               $18,282                             $14,956                   $12,168
12/31/02               $17,462                             $14,235                   $12,141
1/31/03                $17,111                             $13,804                   $12,195
2/28/03                $16,530                             $13,568                   $12,289
3/31/03                $16,158                             $13,531                   $12,362
4/30/03                $17,681                             $14,739                   $12,336
5/31/03                $19,073                             $15,589                   $12,315
6/30/03                $19,424                             $15,864                   $12,329
7/31/03                $19,863                             $16,190                   $12,342
8/31/03                $20,323                             $16,543                   $12,389
9/30/03                $20,389                             $16,648                   $12,430
10/31/03               $21,258                             $17,639                   $12,416
11/30/03               $21,783                             $17,912                   $12,383
12/31/03               $23,199                             $19,040                   $12,369
1/31/04                $23,681                             $19,350                   $12,430
2/29/04                $24,276                             $19,681                   $12,497
3/31/04                $23,906                             $19,558                   $12,577
4/30/04                $23,693                             $19,168                   $12,617
5/31/04                $23,827                             $19,356                   $12,691
6/30/04                $24,254                             $19,762                   $12,732
7/31/04                $23,491                             $19,122                   $12,711
8/31/04                $23,603                             $19,214                   $12,718



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS B                     8/31/04
--------------------------------------
  1-Year                       11.27%
--------------------------------------
  5-Year                        5.33%
--------------------------------------
  Since Inception (1/1/99)      8.10%
--------------------------------------


CLASS B (1/1/99-8/31/04)

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USE IN PRINTED GRAPHIC AS FOLLOWS:]

The following line graph compares the performance of Templeton Growth Fund - Class B with that of the MSCI World Index 6 and the CPI 6 based on a $10,000 investment from 1/1/99 to 8/31/04.

             Templeton Growth Fund- Class B      MSCI World Index                      CPI
1/1/99       $10,000                             $10,000                               $10,000
1/31/99      $9,927                              $10,220                               $10,024
2/28/99      $9,847                              $9,950                                $10,037
3/31/99      $10,525                             $10,366                               $10,067
4/30/99      $11,820                             $10,776                               $10,140
5/31/99      $11,387                             $10,383                               $10,140
6/30/99      $11,906                             $10,869                               $10,140
7/31/99      $11,888                             $10,838                               $10,171
8/31/99      $11,888                             $10,820                               $10,195
9/30/99      $11,454                             $10,717                               $10,244
10/31/99     $11,463                             $11,275                               $10,262
11/30/99     $11,962                             $11,594                               $10,268
12/31/99     $12,945                             $12,534                               $10,268
1/31/00      $12,044                             $11,818                               $10,299
2/29/00      $11,633                             $11,851                               $10,360
3/31/00      $12,468                             $12,672                               $10,445
4/30/00      $12,299                             $12,137                               $10,451
5/31/00      $12,521                             $11,831                               $10,464
6/30/00      $12,579                             $12,231                               $10,519
7/31/00      $12,481                             $11,889                               $10,543
8/31/00      $12,697                             $12,277                               $10,543
9/30/00      $12,305                             $11,626                               $10,598
10/31/00     $12,408                             $11,432                               $10,616
11/30/00     $12,324                             $10,740                               $10,622
12/31/00     $13,070                             $10,915                               $10,616
1/31/01      $13,242                             $11,127                               $10,683
2/28/01      $13,056                             $10,188                               $10,726
3/31/01      $12,439                             $9,520                                $10,750
4/30/01      $12,934                             $10,227                               $10,793
5/31/01      $13,185                             $10,100                               $10,842
6/30/01      $12,926                             $9,785                                $10,860
7/31/01      $12,876                             $9,656                                $10,830
8/31/01      $12,812                             $9,194                                $10,830
9/30/01      $11,715                             $8,385                                $10,879
10/31/01     $12,091                             $8,547                                $10,842
11/30/01     $12,848                             $9,054                                $10,824
12/31/01     $13,049                             $9,112                                $10,781
1/31/02      $12,749                             $8,837                                $10,805
2/28/02      $12,998                             $8,761                                $10,848
3/31/02      $13,474                             $9,151                                $10,909
4/30/02      $13,547                             $8,843                                $10,970
5/31/02      $13,818                             $8,864                                $10,970
6/30/02      $13,240                             $8,328                                $10,976
7/31/02      $12,332                             $7,627                                $10,988
8/31/02      $12,332                             $7,643                                $11,025
9/30/02      $10,978                             $6,804                                $11,043
10/31/02     $11,534                             $7,307                                $11,062
11/30/02     $12,276                             $7,703                                $11,062
12/31/02     $11,722                             $7,331                                $11,037
1/31/03      $11,484                             $7,110                                $11,086
2/28/03      $11,082                             $6,988                                $11,171
3/31/03      $10,821                             $6,969                                $11,239
4/30/03      $11,841                             $7,591                                $11,214
5/31/03      $12,764                             $8,029                                $11,196
6/30/03      $12,987                             $8,170                                $11,208
7/31/03      $13,277                             $8,338                                $11,220
8/31/03      $13,575                             $8,520                                $11,263
9/30/03      $13,612                             $8,574                                $11,300
10/31/03     $14,179                             $9,085                                $11,287
11/30/03     $14,519                             $9,225                                $11,257
12/31/03     $15,450                             $9,806                                $11,245
1/31/04      $15,769                             $9,966                                $11,300
2/29/04      $16,155                             $10,136                               $11,361
3/31/04      $15,898                             $10,073                               $11,434
4/30/04      $15,746                             $9,872                                $11,470
5/31/04      $15,822                             $9,969                                $11,538
6/30/04      $16,102                             $10,178                               $11,574
7/31/04      $15,579                             $9,848                                $11,556
8/31/04      $15,548                             $9,895                                $11,562




16 |  Annual Report

  AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                     8/31/04
--------------------------------------
  1-Year                       14.30%
--------------------------------------
  5-Year                        5.66%
--------------------------------------
  Since Inception (5/1/95)      9.39%
--------------------------------------


CLASS C (5/1/95-8/31/04)

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USE IN PRINTED GRAPHIC AS FOLLOWS:]

The following line graph compares the performance of Templeton Growth Fund - Class C with that of the MSCI World Index 6 and the CPI 6 based on a $10,000 investment from 5/1/95 to 8/31/04.

                       Templeton Growth Fund- Class C    MSCI World Index           CPI
5/1/95                 $10,000                           $10,000                    $10,000
5/31/95                $10,292                           $10,087                    $10,020
6/30/95                $10,435                           $10,086                    $10,039
7/31/95                $10,899                           $10,593                    $10,039
8/31/95                $10,819                           $10,359                    $10,066
9/30/95                $11,053                           $10,663                    $10,086
10/31/95               $10,697                           $10,497                    $10,118
11/30/95               $10,929                           $10,863                    $10,112
12/31/95               $11,073                           $11,183                    $10,105
1/31/96                $11,457                           $11,387                    $10,165
2/29/96                $11,489                           $11,459                    $10,197
3/31/96                $11,611                           $11,651                    $10,250
4/30/96                $11,867                           $11,927                    $10,290
5/31/96                $11,995                           $11,940                    $10,309
6/30/96                $12,002                           $12,002                    $10,316
7/31/96                $11,611                           $11,580                    $10,336
8/31/96                $11,899                           $11,716                    $10,355
9/30/96                $12,130                           $12,177                    $10,388
10/31/96               $12,316                           $12,264                    $10,421
11/30/96               $12,979                           $12,953                    $10,441
12/31/96               $13,242                           $12,748                    $10,441
1/31/97                $13,550                           $12,904                    $10,474
2/28/97                $13,645                           $13,054                    $10,507
3/31/97                $13,577                           $12,798                    $10,533
4/30/97                $13,871                           $13,219                    $10,546
5/31/97                $14,554                           $14,037                    $10,540
6/30/97                $15,127                           $14,740                    $10,553
7/31/97                $15,687                           $15,421                    $10,566
8/31/97                $15,148                           $14,391                    $10,586
9/30/97                $16,111                           $15,176                    $10,612
10/31/97               $15,051                           $14,379                    $10,639
11/30/97               $15,082                           $14,636                    $10,632
12/31/97               $15,264                           $14,817                    $10,619
1/31/98                $15,280                           $15,232                    $10,639
2/28/98                $16,108                           $16,265                    $10,658
3/31/98                $16,809                           $16,954                    $10,678
4/30/98                $16,888                           $17,122                    $10,698
5/31/98                $16,363                           $16,910                    $10,718
6/30/98                $15,885                           $17,314                    $10,731
7/31/98                $15,495                           $17,289                    $10,744
8/31/98                $13,138                           $14,986                    $10,757
9/30/98                $13,457                           $15,253                    $10,770
10/31/98               $14,593                           $16,635                    $10,797
11/30/98               $15,106                           $17,627                    $10,797
12/31/98               $14,776                           $18,490                    $10,790
1/31/99                $14,657                           $18,898                    $10,816
2/28/99                $14,547                           $18,398                    $10,829
3/31/99                $15,547                           $19,166                    $10,862
4/30/99                $17,464                           $19,925                    $10,941
5/31/99                $16,822                           $19,199                    $10,941
6/30/99                $17,592                           $20,097                    $10,941
7/31/99                $17,574                           $20,040                    $10,974
8/31/99                $17,564                           $20,007                    $11,001
9/30/99                $16,932                           $19,816                    $11,053
10/31/99               $16,935                           $20,849                    $11,073
11/30/99               $17,670                           $21,438                    $11,080
12/31/99               $19,127                           $23,176                    $11,080
1/31/00                $17,804                           $21,851                    $11,113
2/29/00                $17,181                           $21,913                    $11,178
3/31/00                $18,427                           $23,430                    $11,271
4/30/00                $18,174                           $22,442                    $11,277
5/31/00                $18,495                           $21,877                    $11,290
6/30/00                $18,582                           $22,616                    $11,350
7/31/00                $18,446                           $21,983                    $11,376
8/31/00                $18,758                           $22,700                    $11,376
9/30/00                $18,174                           $21,496                    $11,435
10/31/00               $18,337                           $21,139                    $11,455
11/30/00               $18,213                           $19,858                    $11,461
12/31/00               $19,310                           $20,182                    $11,455
1/31/01                $19,567                           $20,574                    $11,527
2/28/01                $19,289                           $18,837                    $11,573
3/31/01                $18,382                           $17,604                    $11,600
4/30/01                $19,108                           $18,909                    $11,646
5/31/01                $19,481                           $18,674                    $11,698
6/30/01                $19,108                           $18,092                    $11,718
7/31/01                $19,022                           $17,854                    $11,685
8/31/01                $18,926                           $17,000                    $11,685
9/30/01                $17,304                           $15,505                    $11,738
10/31/01               $17,864                           $15,803                    $11,698
11/30/01               $18,990                           $16,740                    $11,679
12/31/01               $19,276                           $16,848                    $11,633
1/31/02                $18,840                           $16,339                    $11,659
2/28/02                $19,210                           $16,200                    $11,705
3/31/02                $19,907                           $16,920                    $11,771
4/30/02                $20,016                           $16,351                    $11,837
5/31/02                $20,419                           $16,389                    $11,837
6/30/02                $19,559                           $15,398                    $11,843
7/31/02                $18,220                           $14,102                    $11,856
8/31/02                $18,220                           $14,132                    $11,896
9/30/02                $16,217                           $12,581                    $11,916
10/31/02               $17,040                           $13,511                    $11,935
11/30/02               $18,142                           $14,243                    $11,935
12/31/02               $17,316                           $13,555                    $11,909
1/31/03                $16,962                           $13,146                    $11,962
2/28/03                $16,376                           $12,921                    $12,054
3/31/03                $15,990                           $12,885                    $12,126
4/30/03                $17,492                           $14,036                    $12,100
5/31/03                $18,863                           $14,845                    $12,080
6/30/03                $19,194                           $15,108                    $12,093
7/31/03                $19,614                           $15,417                    $12,107
8/31/03                $20,056                           $15,754                    $12,153
9/30/03                $20,111                           $15,854                    $12,192
10/31/03               $20,948                           $16,798                    $12,179
11/30/03               $21,452                           $17,058                    $12,146
12/31/03               $22,833                           $18,132                    $12,133
1/31/04                $23,294                           $18,427                    $12,192
2/29/04                $23,879                           $18,742                    $12,258
3/31/04                $23,496                           $18,625                    $12,337
4/30/04                $23,272                           $18,254                    $12,377
5/31/04                $23,384                           $18,433                    $12,449
6/30/04                $23,789                           $18,819                    $12,488
7/31/04                $23,024                           $18,210                    $12,469
8/31/04                $23,125                           $18,297                    $12,475



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS R                     8/31/04
--------------------------------------
  1-Year                       14.85%
--------------------------------------
  Since Inception  (1/1/02)     7.45%
--------------------------------------


CLASS R (1/1/02-8/31/04)

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USE IN PRINTED GRAPHIC AS FOLLOWS:]

The following line graph compares the performance of Templeton Growth Fund - Class R with that of the MSCI World Index 6 and the CPI 6 based on a $10,000 investment from 1/1/02 to 8/31/04.


                      Templeton Growth Fund - R Class  MSCI World Index                CPI
1/1/02                $10,000                          $10,000                         $10,000
1/31/02               $9,745                           $9,698                          $10,023
2/28/02               $9,945                           $9,616                          $10,062
3/31/02               $10,310                          $10,043                         $10,119
4/30/02               $10,365                          $9,705                          $10,175
5/31/02               $10,581                          $9,728                          $10,175
6/30/02               $10,144                          $9,140                          $10,181
7/31/02               $9,446                           $8,370                          $10,192
8/31/02               $9,452                           $8,388                          $10,226
9/30/02               $8,416                           $7,467                          $10,243
10/31/02              $8,847                           $8,020                          $10,260
11/30/02              $9,417                           $8,454                          $10,260
12/31/02              $8,995                           $8,046                          $10,238
1/31/03               $8,813                           $7,803                          $10,283
2/28/03               $8,513                           $7,669                          $10,362
3/31/03               $8,314                           $7,648                          $10,424
4/30/03               $9,103                           $8,331                          $10,402
5/31/03               $9,816                           $8,811                          $10,385
6/30/03               $9,993                           $8,967                          $10,396
7/31/03               $10,219                          $9,151                          $10,407
8/31/03               $10,452                          $9,351                          $10,447
9/30/03               $10,486                          $9,410                          $10,481
10/31/03              $10,928                          $9,970                          $10,470
11/30/03              $11,193                          $10,125                         $10,441
12/31/03              $11,922                          $10,762                         $10,430
1/31/04               $12,166                          $10,937                         $10,481
2/29/04               $12,473                          $11,124                         $10,538
3/31/04               $12,282                          $11,055                         $10,606
4/30/04               $12,166                          $10,835                         $10,640
5/31/04               $12,229                          $10,941                         $10,702
6/30/04               $12,449                          $11,170                         $10,736
7/31/04               $12,056                          $10,808                         $10,719
8/31/04               $12,108                          $10,860                         $10,724



                                                              Annual Report | 17

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  ADVISOR CLASS 5             8/31/04
--------------------------------------
  1-Year                       16.43%
--------------------------------------
  5-Year                        6.71%
--------------------------------------
  10-Year                       9.92%
--------------------------------------

ADVISOR CLASS (9/1/94-8/31/04)


[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USE IN PRINTED GRAPHIC AS FOLLOWS:]

The following line graph compares the performance of Templeton Growth Fund - Advisor Class 5 with that of the MSCI World Index 6 and the CPI 6 based on a $10,000 investment from 9/1/94 to 8/31/04.




                      Templeton Growth Fund - Advisor Class        MSCI World Index           CPI
9/1/94                $10,000                                      $10,000                    $10,000
9/30/94               $9,773                                       $9,739                     $10,027
10/31/94              $9,863                                       $10,018                    $10,034
11/30/94              $9,457                                       $9,585                     $10,047
12/31/94              $9,374                                       $9,680                     $10,047
1/31/95               $9,299                                       $9,536                     $10,087
2/28/95               $9,576                                       $9,677                     $10,128
3/31/95               $9,755                                       $10,145                    $10,161
4/30/95               $10,096                                      $10,501                    $10,195
5/31/95               $10,397                                      $10,593                    $10,215
6/30/95               $10,547                                      $10,592                    $10,235
7/31/95               $11,020                                      $11,124                    $10,235
8/31/95               $10,951                                      $10,878                    $10,262
9/30/95               $11,199                                      $11,197                    $10,282
10/31/95              $10,842                                      $11,023                    $10,315
11/30/95              $11,089                                      $11,407                    $10,309
12/31/95              $11,233                                      $11,743                    $10,302
1/31/96               $11,635                                      $11,958                    $10,362
2/29/96               $11,674                                      $12,033                    $10,396
3/31/96               $11,810                                      $12,235                    $10,450
4/30/96               $12,075                                      $12,525                    $10,490
5/31/96               $12,217                                      $12,538                    $10,510
6/30/96               $12,230                                      $12,604                    $10,517
7/31/96               $11,835                                      $12,161                    $10,537
8/31/96               $12,140                                      $12,303                    $10,557
9/30/96               $12,386                                      $12,787                    $10,591
10/31/96              $12,588                                      $12,878                    $10,624
11/30/96              $13,273                                      $13,602                    $10,644
12/31/96              $13,542                                      $13,387                    $10,644
1/31/97               $13,989                                      $13,550                    $10,678
2/28/97               $14,101                                      $13,708                    $10,711
3/31/97               $14,037                                      $13,440                    $10,738
4/30/97               $14,352                                      $13,881                    $10,752
5/31/97               $15,065                                      $14,741                    $10,745
6/30/97               $15,673                                      $15,478                    $10,758
7/31/97               $16,268                                      $16,193                    $10,772
8/31/97               $15,722                                      $15,112                    $10,792
9/30/97               $16,736                                      $15,936                    $10,819
10/31/97              $15,657                                      $15,100                    $10,846
11/30/97              $15,705                                      $15,369                    $10,839
12/31/97              $15,903                                      $15,559                    $10,826
1/31/98               $15,936                                      $15,995                    $10,846
2/28/98               $16,813                                      $17,080                    $10,866
3/31/98               $17,559                                      $17,803                    $10,886
4/30/98               $17,658                                      $17,980                    $10,906
5/31/98               $17,117                                      $17,757                    $10,926
6/30/98               $16,633                                      $18,181                    $10,940
7/31/98               $16,239                                      $18,155                    $10,953
8/31/98               $13,772                                      $15,736                    $10,966
9/30/98               $14,124                                      $16,017                    $10,980
10/31/98              $15,329                                      $17,468                    $11,007
11/30/98              $15,880                                      $18,510                    $11,007
12/31/98              $15,548                                      $19,417                    $11,000
1/31/99               $15,443                                      $19,845                    $11,027
2/28/99               $15,329                                      $19,320                    $11,040
3/31/99               $16,403                                      $20,127                    $11,074
4/30/99               $18,443                                      $20,923                    $11,154
5/31/99               $17,789                                      $20,161                    $11,154
6/30/99               $18,614                                      $21,104                    $11,154
7/31/99               $18,605                                      $21,044                    $11,188
8/31/99               $18,614                                      $21,010                    $11,215
9/30/99               $17,959                                      $20,809                    $11,268
10/31/99              $17,971                                      $21,893                    $11,289
11/30/99              $18,779                                      $22,512                    $11,295
12/31/99              $20,344                                      $24,337                    $11,295
1/31/00               $18,949                                      $22,946                    $11,329
2/29/00               $18,307                                      $23,011                    $11,396
3/31/00               $19,642                                      $24,604                    $11,490
4/30/00               $19,387                                      $23,567                    $11,497
5/31/00               $19,754                                      $22,973                    $11,510
6/30/00               $19,856                                      $23,750                    $11,570
7/31/00               $19,722                                      $23,084                    $11,597
8/31/00               $20,090                                      $23,838                    $11,597
9/30/00               $19,478                                      $22,573                    $11,658
10/31/00              $19,660                                      $22,198                    $11,678
11/30/00              $19,540                                      $20,853                    $11,685
12/31/00              $20,742                                      $21,193                    $11,678
1/31/01               $21,036                                      $21,605                    $11,752
2/28/01               $20,753                                      $19,781                    $11,799
3/31/01               $19,795                                      $18,486                    $11,826
4/30/01               $20,584                                      $19,857                    $11,872
5/31/01               $21,013                                      $19,610                    $11,926
6/30/01               $20,618                                      $18,998                    $11,946
7/31/01               $20,551                                      $18,748                    $11,913
8/31/01               $20,471                                      $17,852                    $11,913
9/30/01               $18,723                                      $16,281                    $11,966
10/31/01              $19,352                                      $16,595                    $11,926
11/30/01              $20,586                                      $17,579                    $11,906
12/31/01              $20,920                                      $17,692                    $11,859
1/31/02               $20,456                                      $17,158                    $11,886
2/28/02               $20,873                                      $17,012                    $11,933
3/31/02               $21,652                                      $17,768                    $12,000
4/30/02               $21,779                                      $17,171                    $12,067
5/31/02               $22,244                                      $17,210                    $12,067
6/30/02               $21,326                                      $16,170                    $12,074
7/31/02               $19,875                                      $14,809                    $12,087
8/31/02               $19,898                                      $14,840                    $12,128
9/30/02               $17,726                                      $13,211                    $12,148
10/31/02              $18,645                                      $14,188                    $12,168
11/30/02              $19,854                                      $14,956                    $12,168
12/31/02              $18,979                                      $14,235                    $12,141
1/31/03               $18,598                                      $13,804                    $12,195
2/28/03               $17,978                                      $13,568                    $12,289
3/31/03               $17,573                                      $13,531                    $12,362
4/30/03               $19,229                                      $14,739                    $12,336
5/31/03               $20,754                                      $15,589                    $12,315
6/30/03               $21,136                                      $15,864                    $12,329
7/31/03               $21,612                                      $16,190                    $12,342
8/31/03               $22,124                                      $16,543                    $12,389
9/30/03               $22,208                                      $16,648                    $12,430
10/31/03              $23,150                                      $17,639                    $12,416
11/30/03              $23,721                                      $17,912                    $12,383
12/31/03              $25,269                                      $19,040                    $12,369
1/31/04               $25,808                                      $19,350                    $12,430
2/29/04               $26,468                                      $19,681                    $12,497
3/31/04               $26,064                                      $19,558                    $12,577
4/30/04               $25,832                                      $19,168                    $12,617
5/31/04               $25,978                                      $19,356                    $12,691
6/30/04               $26,456                                      $19,762                    $12,732
7/31/04               $25,624                                      $19,122                    $12,711
8/31/04               $25,760                                      $19,214                    $12,718




ENDNOTES


THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:        These shares have higher annual fees and expenses than Class
                A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 90.23% and 8.75%.
6. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.



18 |  Annual Report

Your Fund's Expenses



As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.




                                                              Annual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


-----------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                  VALUE 2/29/04      VALUE 8/31/04   PERIOD* 2/29/04-8/31/04
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $972.30                $5.45
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,019.61                $5.58
-----------------------------------------------------------------------------------------------------
  CLASS B
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $968.60                $9.15
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.84                $9.37
-----------------------------------------------------------------------------------------------------
  CLASS C
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $968.40                $9.15
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.84                $9.37
-----------------------------------------------------------------------------------------------------
  CLASS R
-----------------------------------------------------------------------------------------------------
  ACTUAL                                      $1,000              $970.70                $6.69
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,018.35                $6.85
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $973.20                $4.22
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,020.86                $4.32
-----------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.10%; B:
1.85%; C: 1.85%; R: 1.35%; and Advisor: 0.85%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.






20 |  Annual Report

Templeton Growth Fund, Inc.

FINANCIAL HIGHLIGHTS



                                                           ---------------------------------------------------------------------
                                                                                      YEAR ENDED AUGUST 31,
CLASS A                                                           2004          2003          2002          2001          2000
                                                           ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................       $18.54        $17.10        $18.11        $19.67        $19.56
                                                           ---------------------------------------------------------------------

Income from investment operations:

 Net investment income a ................................          .36           .34           .33           .39           .35

 Net realized and unrealized gains (losses) .............         2.58          1.46          (.88)         (.16)          .99
                                                           ---------------------------------------------------------------------
Total from investment operations ........................         2.94          1.80          (.55)          .23          1.34
                                                           ---------------------------------------------------------------------
Less distributions from:

 Net investment income ..................................         (.45)         (.36)         (.40)         (.37)         (.54)

 Net realized gains .....................................           --            --          (.06)        (1.42)         (.69)
                                                           ---------------------------------------------------------------------
Total distributions .....................................         (.45)         (.36)         (.46)        (1.79)        (1.23)
                                                           ---------------------------------------------------------------------
Redemption fees .........................................           --c           --c           --            --            --
                                                           ---------------------------------------------------------------------
Net asset value, end of year ............................       $21.03        $18.54        $17.10        $18.11        $19.67
                                                           ---------------------------------------------------------------------

Total return b ..........................................       16.14%        10.90%       (3.01)%         1.62%         7.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................  $15,771,174   $13,021,261   $11,689,389   $12,092,917   $13,191,493

Ratios to average net assets:

 Expenses ...............................................        1.10%         1.13%         1.10%         1.15%         1.11%

 Net investment income ..................................        1.75%         2.05%         1.85%         2.11%         1.83%

Portfolio turnover rate .................................       24.58%        32.12%        55.63%        24.29%        50.57%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.001 per share.






                         Annual Report | See notes to financial statements. | 21

Templeton Growth Fund, Inc.

                                                                    -----------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
CLASS B                                                                  2004         2003       2002        2001        2000
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $18.24       $16.85     $17.87      $19.45      $19.46
                                                                    -----------------------------------------------------------
Income from investment operations:

 Net investment income a .........................................        .21          .22        .20         .25         .22

 Net realized and unrealized gains (losses) ......................       2.54         1.43       (.87)       (.16)        .97
                                                                    -----------------------------------------------------------

Total from investment operations .................................       2.75         1.65       (.67)        .09        1.19
                                                                    -----------------------------------------------------------

Less distributions from:

 Net investment income ...........................................       (.35)        (.26)      (.29)       (.25)       (.51)
                                                                    -----------------------------------------------------------
 Net realized gains ..............................................         --           --       (.06)      (1.42)       (.69)
                                                                    -----------------------------------------------------------
Total distributions ..............................................       (.35)        (.26)      (.35)      (1.67)      (1.20)
                                                                    -----------------------------------------------------------
Redemption fees ..................................................         --c          --c        --          --          --
                                                                    -----------------------------------------------------------
Net asset value, end of year .....................................     $20.64       $18.24     $16.85      $17.87      $19.45
                                                                    -----------------------------------------------------------

Total return b ...................................................     15.27%       10.08%    (3.74)%        .91%       6.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................   $433,467     $278,340   $166,015     $93,301     $69,297

Ratios to average net assets:

 Expenses ........................................................      1.85%        1.88%      1.85%       1.89%       1.86%

 Net investment income ...........................................      1.00%        1.30%      1.10%       1.40%       1.16%

Portfolio turnover rate ..........................................     24.58%       32.12%     55.63%      24.29%      50.57%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.001 per share.






22 |  See notes to financial statements.  |  Annual Report

Templeton Growth Fund, Inc.

                                                                    -----------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
CLASS C                                                                  2004         2003         2002       2001        2000
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................       $18.15       $16.74     $17.73      $19.28      $19.15
                                                                    -----------------------------------------------------------

Income from investment operations:

 Net investment income a .......................................          .20          .21        .20         .25         .20

 Net realized and unrealized gains (losses) ....................         2.54         1.44       (.86)       (.16)        .98
                                                                    -----------------------------------------------------------

Total from investment operations ...............................         2.74         1.65       (.66)        .09        1.18
                                                                    -----------------------------------------------------------

Less distributions from:

 Net investment income .........................................         (.33)        (.24)      (.27)       (.22)       (.36)

 Net realized gains ............................................           --           --       (.06)      (1.42)       (.69)
                                                                    -----------------------------------------------------------
Total distributions ............................................         (.33)        (.24)      (.33)      (1.64)      (1.05)
                                                                    -----------------------------------------------------------
Redemption fees ................................................           --c          --c        --          --          --
                                                                    -----------------------------------------------------------
Net asset value, end of year ...................................       $20.56       $18.15     $16.74      $17.73      $19.28
                                                                    -----------------------------------------------------------

Total return b .................................................       15.30%       10.08%    (3.73)%        .90%       6.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................   $1,394,289   $1,064,405   $897,064    $906,390    $995,687

Ratios to average net assets:

 Expenses ......................................................        1.85%        1.88%      1.84%       1.89%       1.85%

 Net investment income .........................................        1.00%        1.30%      1.11%       1.37%       1.08%

Portfolio turnover rate ........................................       24.58%       32.12%     55.63%      24.29%      50.57%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.001 per share.



                         Annual Report | See notes to financial statements. | 23

Templeton Growth Fund, Inc.

                                                                       --------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
CLASS R                                                                      2004        2003        2002 D
                                                                       --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................       $18.44      $17.07      $18.06
                                                                       --------------------------------------

Income from investment operations:

 Net investment income a ...........................................          .33         .32         .32

 Net realized and unrealized gains (losses) ........................         2.56        1.42       (1.31)
                                                                       --------------------------------------
Total from investment operations ...................................         2.89        1.74        (.99)
                                                                       --------------------------------------
Less distributions from net investment income ......................         (.43)       (.37)         --
                                                                       --------------------------------------
Redemption fees ....................................................           --c         --c         --
                                                                       --------------------------------------
Net asset value, end of year .......................................       $20.90      $18.44      $17.07
                                                                       --------------------------------------

Total return b .....................................................       15.85%      10.58%     (5.48)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................................      $57,951     $28,584      $5,394

Ratios to average net assets:

 Expenses ..........................................................        1.35%       1.39%       1.35%e

 Net investment income .............................................        1.50%       1.79%       1.60%e

Portfolio turnover rate ............................................       24.58%      32.12%      55.63%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.001 per share.
d For the period January 2, 2002 (effective date) to August 31, 2002.
e Annualized.



24 |  See notes to financial statements.  |  Annual Report

Templeton Growth Fund, Inc.

                                                                    -----------------------------------------------------------
                                                                                           YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                             2004         2003       2002        2001        2000
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................        $18.57       $17.13     $18.15      $19.71      $19.61
                                                                    -----------------------------------------------------------

Income from investment operations:

 Net investment income a .......................................           .48          .38        .37         .43         .40

 Net realized and unrealized gains (losses) ....................          2.52         1.46       (.88)       (.15)        .99
                                                                    -----------------------------------------------------------
Total from investment operations ...............................          3.00         1.84       (.51)        .28        1.39
                                                                    -----------------------------------------------------------
Less distributions from:

 Net investment income .........................................          (.50)        (.40)      (.45)       (.42)       (.60)

 Net realized gains ............................................            --           --       (.06)      (1.42)       (.69)
                                                                    -----------------------------------------------------------
Total distributions ............................................          (.50)        (.40)      (.51)      (1.84)      (1.29)
                                                                    -----------------------------------------------------------
Redemption fees ................................................            --c          --c        --          --          --
                                                                    -----------------------------------------------------------
Net asset value, end of year ...................................        $21.07       $18.57     $17.13      $18.15      $19.71
                                                                    -----------------------------------------------------------

Total return b .................................................        16.43%       11.19%    (2.80)%       1.90%       7.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................      $911,764     $137,776    $98,999     $84,975    $118,679

Ratios to average net assets:

 Expenses ......................................................          .85%         .88%       .85%        .90%        .86%

 Net investment income .........................................         2.00%        2.30%      2.10%       2.36%       2.10%

  Portfolio turnover rate ......................................        24.58%       32.12%     55.63%      24.29%      50.57%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Amount is less than $0.001 per share.






                         Annual Report | See notes to financial statements. | 25

Templeton Growth Fund, Inc.

STATEMENT OF INVESTMENTS, AUGUST 31, 2004


---------------------------------------------------------------------------------------------------------------------------
                                                            INDUSTRY                       SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 88.9%
   BERMUDA 1.8%
   ACE Ltd. ..............................                 Insurance                     3,938,200         $   151,817,610
   XL Capital Ltd., A ....................                 Insurance                     2,500,000             175,500,000
                                                                                                           ----------------
                                                                                                               327,317,610
                                                                                                           ----------------

   CANADA 3.1%
   Barrick Gold Corp. ....................              Metals & Mining                 10,000,000             199,605,343
   BCE Inc. ..............................  Diversified Telecommunication Services      13,135,375             272,656,729
   TransCanada Corp. .....................                 Oil & Gas                     5,025,600             104,852,568
                                                                                                           ----------------
                                                                                                               577,114,640
                                                                                                           ----------------

   CHINA .7%
   China Mobile (Hong Kong) Ltd., fgn. ...    Wireless Telecommunication Services       43,000,000             125,417,470
                                                                                                           ----------------

   DENMARK 1.1%
   TDC AS ................................  Diversified Telecommunication Services       6,000,000             211,013,896
                                                                                                           ----------------

   FINLAND 2.0%
   Stora Enso OYJ, R (EUR/FIM Traded) ....          Paper & Forest Products             14,000,000             186,986,535
   UPM-Kymmene Corp. .....................          Paper & Forest Products             10,000,000             190,802,586
                                                                                                           ----------------
                                                                                                               377,789,121
                                                                                                           ----------------

   FRANCE 2.9%
   Accor SA ..............................       Hotels Restaurants & Leisure            4,392,492             185,235,857
   Michelin SA, B ........................              Auto Components                  2,100,017             110,942,272
   Sanofi-Aventis ........................              Pharmaceuticals                  3,385,014             240,246,971
                                                                                                           ----------------
                                                                                                               536,425,100
                                                                                                           ----------------

   GERMANY 3.2%
   Bayer AG, Br. .........................                 Chemicals                     8,250,000             211,052,574
   E. ON AG ..............................            Electric Utilities                 4,750,000             337,125,079
   Volkswagen AG .........................                Automobiles                    1,200,000              46,230,130
                                                                                                           ----------------
                                                                                                               594,407,783
                                                                                                           ----------------

   HONG KONG 3.6%
   Cheung Kong Holdings Ltd. .............                Real Estate                   32,999,800             284,519,330
   Hong Kong Electric Holdings Ltd. ......            Electric Utilities                42,000,000             187,385,817
   Shangri-La Asia Ltd. ..................       Hotels Restaurants & Leisure           40,592,584              37,730,528
   Swire Pacific Ltd., A .................                Real Estate                   13,444,200              95,230,361
   Swire Pacific Ltd., B .................                Real Estate                   54,837,000              67,140,603
                                                                                                           ----------------
                                                                                                               672,006,639
                                                                                                           ----------------

   ISRAEL .4%
a  Check Point Software Technologies Ltd.                   Software                     4,000,000              70,160,000
                                                                                                           ----------------

   ITALY 1.5%
   Eni SpA ...............................                 Oil & Gas                    14,000,000             286,009,431
                                                                                                           ----------------

   JAPAN 7.1%
   Fuji Photo Film Co. Ltd. ..............       Leisure Equipment & Products              393,000              12,318,739
   Hitachi Ltd. ..........................    Electronic Equipment & Instruments        31,000,000             194,341,428
   Nintendo Co. Ltd. .....................                 Software                      2,200,000             236,548,362
   Nippon Telegraph & Telephone Corp. ....  Diversified Telecommunication Services          50,000             215,955,169
   Nomura Holdings Inc. ..................              Capital Markets                 14,999,167             206,102,727



26 |  Annual Report

Templeton Growth Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------
                                                            INDUSTRY                       SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   JAPAN (CONT.)
   Olympus Corp. .........................     Health Care Equipment & Supplies          4,805,400         $    91,076,878
   Sony Corp. ............................            Household Durables                 5,400,000             185,994,806
   Takeda Pharmaceutical Co. Ltd. ........              Pharmaceuticals                  3,889,800             175,093,280
                                                                                                           ----------------
                                                                                                             1,317,431,389
                                                                                                           ----------------

   MEXICO 1.0%
   Telefonos de Mexico SA de CV
    (Telmex), L, ADR .....................  Diversified Telecommunication Services       5,500,000             178,145,000
                                                                                                           ----------------

   NETHERLANDS 4.5%
   Akzo Nobel NV .........................                 Chemicals                     6,000,000             201,618,784
   Koninklijke Philips Electronics NV ....            Household Durables                 5,000,000             115,089,203
   Reed Elsevier NV ......................                   Media                      13,500,000             172,761,412
   Unilever NV ...........................               Food Products                   3,600,000             215,341,986
   Wolters Kluwer NV .....................                   Media                       7,931,217             130,509,793
                                                                                                           ----------------
                                                                                                               835,321,178
                                                                                                           ----------------

   SINGAPORE 1.0%
   DBS Group Holdings Ltd. ...............             Commercial Banks                  4,163,000              37,923,910
   Singapore Airlines Ltd. ...............                 Airlines                     21,999,770             142,601,213
                                                                                                           ----------------
                                                                                                               180,525,123
                                                                                                           ----------------

   SOUTH KOREA 3.7%
a  Kookmin Bank ..........................             Commercial Banks                  4,199,993             134,183,915
   KT Corp., ADR .........................  Diversified Telecommunication Services      13,000,000             227,760,000
   Samsung Electronics Co. Ltd. .......... Semiconductors & Semiconductor Equipment        316,500             123,923,688
   SK Telecom Co. Ltd. ...................    Wireless Telecommunication Services          600,000              90,376,351
   SK Telecom Co. Ltd., ADR ..............    Wireless Telecommunication Services        6,000,000             113,400,000
                                                                                                           ----------------
                                                                                                               689,643,954
                                                                                                           ----------------

   SPAIN 2.0%
   Endesa SA .............................            Electric Utilities                 7,000,000             129,478,392
   Iberdrola SA, Br. .....................            Electric Utilities                 2,000,000              40,809,878
   Repsol YPF SA .........................                 Oil & Gas                     6,000,000             123,960,916
   Telefonica SA .........................  Diversified Telecommunication Services       6,000,000              85,168,441
                                                                                                           ----------------
                                                                                                               379,417,627
                                                                                                           ----------------

   SWEDEN 1.4%
   Nordea Bank  AB .......................             Commercial Banks                 20,007,000             153,125,666
   Securitas AB, B .......................      Commercial Services & Supplies           8,400,000             104,262,059
                                                                                                           ----------------
                                                                                                               257,387,725
                                                                                                           ----------------

   SWITZERLAND 6.0%
   Nestle SA .............................               Food Products                   1,100,000             259,808,367
   Novartis AG ...........................              Pharmaceuticals                  5,500,000             253,952,920
   Swiss Reinsurance Co. .................                 Insurance                     3,600,000             203,556,642
   Syngenta AG ...........................                 Chemicals                     2,250,000             201,835,495
   UBS AG ................................              Capital Markets                  3,000,000             200,859,588
                                                                                                           ----------------
                                                                                                             1,120,013,012
                                                                                                           ----------------






                                                              Annual Report | 27

Templeton Growth Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------
                                                            INDUSTRY                       SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UNITED KINGDOM 20.4%
   Abbey National PLC ....................             Commercial Banks                 19,271,475         $   207,317,084
   BAE Systems PLC .......................            Aerospace & Defense               61,567,664             222,068,011
   BHP Billiton PLC ......................              Metals & Mining                  1,091,230              10,266,843
   BP PLC ................................                 Oil & Gas                    38,295,155             339,460,633
   Brambles Industries PLC ...............      Commercial Services & Supplies           3,037,142              13,249,387
   British Sky Broadcasting Group PLC ....                   Media                      26,000,000             223,573,433
   Cadbury Schweppes PLC .................               Food Products                  20,000,000             160,286,393
   GlaxoSmithKline PLC ...................              Pharmaceuticals                 19,000,000             386,576,240
   HSBC Holdings PLC .....................             Commercial Banks                  4,036,381              62,616,055
   J Sainsbury PLC .......................         Food & Staples Retailing             18,628,156              87,212,665
   National Grid Transco PLC .............    Multi-Utilities & Unregulated Power       32,000,000             268,547,168
   Pearson PLC ...........................                   Media                      18,000,000             200,600,849
   Rentokil Initial PLC ..................      Commercial Services & Supplies          70,000,000             189,204,504
   Rolls-Royce Group PLC .................            Aerospace & Defense               40,000,000             166,762,611
   Royal Bank of Scotland Group PLC ......             Commercial Banks                  7,303,200             203,246,211
   Shell Transport & Trading Co. PLC .....                 Oil & Gas                    53,172,268             387,877,863
a  Shire Pharmaceuticals Group PLC .......              Pharmaceuticals                 11,000,000              95,380,298
   Smiths Group PLC ......................         Industrial Conglomerates             15,000,000             187,270,634
   Standard Chartered PLC ................             Commercial Banks                  9,000,000             152,676,837
   Vodafone Group PLC ....................    Wireless Telecommunication Services       95,558,191             217,029,244
                                                                                                           ----------------
                                                                                                             3,781,222,963
                                                                                                           ----------------

   UNITED STATES 21.5%
   Abbott Laboratories ...................              Pharmaceuticals                  4,400,000             183,436,000
   AmerisourceBergen Corp. ...............     Health Care Providers & Services          3,902,500             211,125,250
a  AT&T Wireless Services Inc. ...........    Wireless Telecommunication Services       25,000,000             365,500,000
   Boeing Co. ............................            Aerospace & Defense                4,000,000             208,880,000
   Bowater Inc. ..........................          Paper & Forest Products              2,500,000              89,825,000
   Bristol-Myers Squibb Co. ..............              Pharmaceuticals                  6,000,000             142,380,000
a  Cadence Design Systems Inc. ...........                 Software                      6,000,000              74,580,000
   Carnival Corp. ........................       Hotels Restaurants & Leisure              600,000              27,474,000
   CIGNA Corp. ...........................    Health Care Providers & Services           2,800,000             186,368,000
a  DIRECTV Group Inc. ....................                   Media                      10,725,000             170,205,750
   DTE Energy Co. ........................            Electric Utilities                 4,600,000             190,072,000
   Electronic Data Systems Corp. .........                IT Services                    9,380,500             180,293,210
   Florida East Coast Industries Inc. ....                Road & Rail                      470,546              18,831,251
   General Mills Inc. ....................               Food Products                   2,200,000             103,950,000
   H.J. Heinz Co. ........................               Food Products                   5,200,000             197,132,000
   HCA Inc. ..............................     Health Care Providers & Services          3,600,000             139,716,000
   International Paper Co. ...............          Paper & Forest Products              4,000,000             160,080,000
a  Interpublic Group of Cos. Inc. ........                   Media                       4,000,000              42,200,000
a  Kroger Co. ............................         Food & Staples Retailing             11,000,000             181,830,000
   Mattel Inc. ...........................       Leisure Equipment & Products            1,944,600              31,288,614
a,bMaxtor Corp. ..........................          Computers & Peripherals             12,500,000              52,500,000
a  Noble Corp. ...........................        Energy Equipment & Services            4,308,200             173,275,804
   Pfizer Inc. ...........................              Pharmaceuticals                  6,000,000             196,020,000
   Raytheon Co. ..........................            Aerospace & Defense                4,500,000             156,285,000
a  Seagate Technology ....................          Computers & Peripherals              9,500,000             103,835,000





28 |  Annual Report

Templeton Growth Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------
                                                            INDUSTRY                       SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UNITED STATES (CONT.)
   St. Joe Co. ...........................                Real Estate                    1,415,700         $    68,519,880
   Temple-Inland Inc. ....................          Containers & Packaging                 632,400              43,180,272
a  Time Warner Inc. ......................                   Media                       5,000,000              81,750,000
   Waste Management Inc. .................      Commercial Services & Supplies           1,000,000              27,790,000
   Willis Group Holdings Ltd. ............                 Insurance                     5,000,000             174,850,000
                                                                                                           ----------------
                                                                                                            3,983,173,031
                                                                                                           ----------------
   TOTAL COMMON STOCKS (COST $14,086,473,317)                                                               16,499,942,692
                                                                                                           ----------------

   PREFERRED STOCKS (COST $181,562,463) .6%
   GERMANY .6%
   Volkswagen AG, pfd. ...................                Automobiles                    4,499,990             119,056,903
                                                                                                           ----------------


                                                                                    --------------------
                                                                                     PRINCIPAL AMOUNT C
                                                                                    --------------------
   BONDS & NOTES 3.4%
   AUSTRALIA .6%
   New South Wales Treasury Corp., 6.50%, 5/01/06                                      149,000,000 AUD         107,036,572
                                                                                                           ----------------

   GERMANY 2.4%
   Federal Republic of Germany, 4.50%, 8/18/06                                         350,000,000 EUR         441,689,757
                                                                                                           ----------------

   NEW ZEALAND .4%
   Government of New Zealand,
     6.50%, 2/15/06 ......................                                              55,900,000 NZD          36,834,749
     7.00%, 7/15/09 ......................                                              54,000,000 NZD          36,610,260
                                                                                                           ----------------
                                                                                                                73,445,009
                                                                                                           ----------------
   TOTAL BONDS & NOTES (COST $448,389,718)                                                                     622,171,338
                                                                                                           ----------------

   SHORT TERM INVESTMENTS 7.1%
   BELGIUM .3%
   Government of Belgium, Strip, 2.115%, 11/18/04                                       50,000,000 EUR          60,462,344
                                                                                                           ----------------

   FRANCE 1.0%
   French Treasury Bills, 2.00% to 2.02%, 12/09/04 to 5/26/05                          150,000,000 EUR         180,462,417
                                                                                                           ----------------

   GERMANY 1.7%
   Deutsche Bank AG, Time Deposit, 2.00%, 9/01/04                                       81,325,000 EUR          98,834,524
   Dresdner Bank AG, Time Deposit, 1.71%, 9/01/04                                      100,000,000 EUR         121,530,310
   German Treasury Bill, 2.02%, 11/17/04 .                                              75,000,000 EUR          90,720,176
                                                                                                           ----------------
                                                                                                               311,085,010
                                                                                                           ----------------





                                                              Annual Report | 29

Templeton Growth Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL AMOUNT C            VALUE
---------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONT.)
   UNITED KINGDOM .1%
   Bank of England, Strip, 2.054%, 11/11/04                                             25,000,000 EUR     $    30,252,847
                                                                                                           ----------------

   UNITED STATES 4.0%
   U.S. Treasury Bills, 1.143% to 1.536%, 9/02/04 to 11/26/04                          741,895,000             739,971,294
                                                                                                           ----------------

   TOTAL SHORT TERM INVESTMENTS (COST $1,315,688,307)                                                        1,322,233,912
                                                                                                           ----------------
   TOTAL INVESTMENTS (COST $16,032,113,805) 100.0%                                                          18,563,404,845
   OTHER ASSETS, LESS LIABILITIES ........                                                                       5,240,386
                                                                                                           ----------------

   NET ASSETS 100.0% .....................                                                                 $18,568,645,231
                                                                                                           ----------------


CURRENCY ABBREVIATIONS: | AUD - Australian Dollar | EUR - Euro | FIM - Finnish Markka | NZD - New Zealand Dollar



a Non-income producing.
b See Note 7 regarding Holdings of 5% Voting Securities.
c The principal amount is stated in U.S. dollars unless otherwise indicated.





30 | See notes to financial statements. | Annual Report

Templeton Growth Fund, Inc.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
August 31, 2004



ASSETS:
Investments in securities:
  Cost - Unaffiliated issuers................................................    $15,938,004,040
  Cost - Non-controlled affiliated issuers...................................         94,109,765
                                                                                 ----------------
  Value - Unaffiliated issuers ..............................................     18,510,904,845
  Value - Non-controlled affiliated issuers..................................         52,500,000
 Foreign currency, at value (cost $139,637)..................................            138,278
 Receivables:
  Investment securities sold.................................................         36,160,797
  Capital shares sold........................................................         35,341,719
  Dividends and interest.....................................................         44,433,789
                                                                                 ----------------
   Total assets..............................................................     18,679,479,428
                                                                                 ----------------
Liabilities:
 Payables:
  Investment securities purchased............................................         66,769,413
  Capital shares redeemed....................................................         20,561,588
  Affiliates.................................................................         17,316,775
 Funds advanced by custodian.................................................          3,917,474
 Other liabilities...........................................................          2,268,947
                                                                                 ----------------
    Total liabilities........................................................        110,834,197
                                                                                 ----------------
      Net assets, at value...................................................    $18,568,645,231
                                                                                 ----------------
Net assets consist of:
 Undistributed net investment income.........................................    $   273,529,958
 Net unrealized appreciation (depreciation)..................................      2,531,474,765
 Accumulated net realized gain (loss)........................................        357,740,992
 Capital shares..............................................................     15,405,899,516
                                                                                 ----------------
      Net assets, at value...................................................    $18,568,645,231
                                                                                 ----------------






                         Annual Report | See notes to financial statements. | 31

Templeton Growth Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2004



CLASS A:
 Net assets, at value ...................................................................   $15,771,173,608
                                                                                            ----------------
 Shares outstanding .....................................................................       749,823,500
                                                                                            ----------------
 Net asset value per share a ............................................................            $21.03
                                                                                            ----------------
 Maximum offering price per share (net asset value per share / 94.25%) ..................            $22.31
                                                                                            ----------------
CLASS B:
 Net assets, at value ...................................................................   $   433,467,563
                                                                                            ----------------
 Shares outstanding .....................................................................        20,997,436
                                                                                            ----------------
 Net asset value and maximum offering price per share a .................................            $20.64
                                                                                            ----------------
CLASS C:
 Net assets, at value ...................................................................   $ 1,394,288,570
                                                                                            ----------------
 Shares outstanding .....................................................................        67,819,469
                                                                                            ----------------
 Net asset value and maximum offering price per share a .................................            $20.56
                                                                                            ----------------
CLASS R:
 Net assets, at value ...................................................................   $    57,951,428
                                                                                            ----------------
 Shares outstanding .....................................................................         2,773,233
                                                                                            ----------------
 Net asset value and maximum offering price per share a .................................            $20.90
                                                                                            ----------------
ADVISOR CLASS:
 Net assets, at value ...................................................................   $   911,764,062
                                                                                            ----------------
 Shares outstanding .....................................................................        43,270,069
                                                                                            ----------------
 Net asset value and maximum offering price per share b .................................            $21.07
                                                                                            ----------------



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.
b Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.



32 |  See notes to financial statements.  |  Annual Report

Templeton Growth Fund, Inc.

STATEMENT OF OPERATIONS
for the year ended August 31, 2004



Investment income:
 (net of foreign taxes of $43,224,639)
 Dividends ............................................................................   $  445,744,392
 Interest .............................................................................       49,427,309
                                                                                          ---------------
      Total investment income .........................................................      495,171,701
                                                                                          ---------------
Expenses:
 Management fees (Note 3) .............................................................      104,450,557
 Administrative fees (Note 3) .........................................................       13,573,455
 Distribution fees (Note 3)
  Class A .............................................................................       37,819,161
  Class B .............................................................................        3,785,022
  Class C .............................................................................       13,017,307
  Class R .............................................................................          221,390
 Transfer agent fees (Note 3) .........................................................       22,669,100
 Custodian fees (Note 4) ..............................................................        4,349,744
 Reports to shareholders ..............................................................        1,284,500
 Registration and filing fees .........................................................          456,200
 Professional fees ....................................................................          278,600
 Directors' fees and expenses .........................................................          242,100
 Other ................................................................................          692,400
                                                                                          ---------------
      Total expenses ..................................................................      202,839,536
      Expense reductions (Note 4) .....................................................           (3,379)
                                                                                          ---------------
        Net expenses ..................................................................      202,836,157
                                                                                          ---------------
          Net investment income .......................................................      292,335,544
                                                                                          ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
    Unaffiliated issuers ..............................................................      523,531,796
    Non-controlled affiliated issuers .................................................      (12,577,329)
  Foreign currency transactions .......................................................       12,540,879
                                                                                          ---------------
      Net realized gain (loss) ........................................................      523,495,346
 Net unrealized appreciation (depreciation) on:
  Investments .........................................................................    1,547,294,362
  Translation of assets and liabilities denominated in foreign currencies .............       (1,432,991)
                                                                                          ---------------
      Net unrealized appreciation (depreciation) ......................................    1,545,861,371
                                                                                          ---------------
Net realized and unrealized gain (loss) ...............................................    2,069,356,717
                                                                                          ---------------
Net increase (decrease) in net assets resulting from operations .......................   $2,361,692,261
                                                                                          ---------------


                         Annual Report | See notes to financial statements. | 33

Templeton Growth Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 2004 and 2003

                                                                                       ------------------------------------
                                                                                             2004                 2003
                                                                                       ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................  $   292,335,544     $   250,136,388
  Net realized gain (loss) from investments and foreign currency transactions .......      523,495,346         151,976,893
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies .........................    1,545,861,371         985,926,499
                                                                                       ------------------------------------
      Net increase (decrease) in net assets resulting from operations ...............    2,361,692,261       1,388,039,780
Distributions to shareholders from:
 Net investment income:
  Class A ...........................................................................     (320,678,462)       (244,598,042)
  Class B ...........................................................................       (5,758,813)         (2,724,439)
  Class C ...........................................................................      (20,147,122)        (12,624,079)
  Class R ...........................................................................         (743,202)           (204,811)
  Advisor Class .....................................................................       (5,422,599)         (2,379,816)
                                                                                       ------------------------------------
Total distributions to shareholders .................................................     (352,750,198)       (262,531,187)
Capital share transactions (Note 2):
  Class A ...........................................................................      960,883,954         326,612,716
  Class B ...........................................................................      114,858,204          88,939,787
  Class C ...........................................................................      182,022,934          84,919,852
  Class R ...........................................................................       25,116,249          20,310,323
  Advisor Class .....................................................................      746,429,648          27,200,279
                                                                                       ------------------------------------
Total capital share transactions ....................................................    2,029,310,989         547,982,957
Redemption fees (Note 1g) ...........................................................           25,291              14,830
       Net increase (decrease) in net assets ........................................    4,038,278,343       1,673,506,380
Net assets:
 Beginning of year ..................................................................   14,530,366,888      12,856,860,508
                                                                                       ------------------------------------
 End of year ........................................................................  $18,568,645,231     $14,530,366,888
                                                                                       ------------------------------------
Undistributed net investment income included in net assets:
 End of year ........................................................................  $   273,529,958     $   259,846,653
                                                                                       ------------------------------------






34 |  See notes to financial statements.  |  Annual Report

Templeton Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests mainly in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.







                                                              Annual Report | 35

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

G. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid in capital as noted on the Statement of Changes.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.







36 |  Annual Report

Templeton Growth Fund, Inc.

2. CAPITAL STOCK

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class of shares and its exchange privilege.

At August 31, 2004, there were 1.9 billion shares authorized ($0.01 par value), of which 1.2 billion shares were designated as Class A, 100 million shares as Class B, 400 million shares as Class C, 100 million shares as Class R, and 100 million shares as Advisor Class. Transactions in the Fund's shares were as follows:

                                 ----------------------------------------------------------------------
                                                       YEAR ENDED AUGUST 31,
                                               2004                                 2003
                                 ----------------------------------------------------------------------
                                     SHARES          AMOUNT              SHARES            AMOUNT
                                 ----------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ..................   151,863,531   $ 3,135,962,308        111,354,884    $  1,837,694,341
 Shares issued in reinvestment
   of distributions ...........    14,025,891       267,015,432         13,138,355         206,272,476
 Shares redeemed ..............  (118,389,653)   (2,442,093,786)      (105,632,985)     (1,717,354,101)
                                 ----------------------------------------------------------------------
 Net increase (decrease) ......    47,499,769   $   960,883,954         18,860,254    $    326,612,716
                                 ----------------------------------------------------------------------
CLASS B SHARES:
 Shares sold ..................     7,037,365   $   141,865,950          6,805,348    $    111,090,081
 Shares issued in reinvestment
   of distributions ...........       281,765         5,275,760            161,304           2,499,842
 Shares redeemed ..............    (1,582,087)      (32,283,506)        (1,557,186)        (24,650,136)
                                 ----------------------------------------------------------------------
 Net increase (decrease) ......     5,737,043   $   114,858,204          5,409,466    $     88,939,787
                                 ----------------------------------------------------------------------
CLASS C SHARES:
 Shares sold ..................    16,462,909   $   330,900,817         12,806,211    $    208,138,873
 Shares issued in reinvestment
   of distributions ...........       944,695        17,612,652            720,715          11,118,293
 Shares redeemed ..............    (8,228,281)     (166,490,535)        (8,459,122)       (134,337,314)
                                 ----------------------------------------------------------------------
 Net increase (decrease) ......     9,179,323   $   182,022,934          5,067,804    $     84,919,852
                                 ----------------------------------------------------------------------
CLASS R SHARES:
 Shares sold ..................     1,690,820   $    34,688,338          1,420,208    $     23,373,682
 Shares issued in reinvestment
   of distributions ...........        39,132           741,176             13,043             204,221
 Shares redeemed ..............      (506,552)      (10,313,265)          (199,354)         (3,267,580)
                                 ----------------------------------------------------------------------
 Net increase (decrease) ......     1,223,400   $    25,116,249          1,233,897    $     20,310,323
                                 ----------------------------------------------------------------------
ADVISOR CLASS SHARES:
 Shares sold ..................    38,145,813   $   794,058,266          3,336,075    $     55,404,834
 Shares issued in reinvestment
   of distributions ...........       236,873         4,531,408            114,622           1,799,763
 Shares redeemed ..............    (2,532,086)      (52,160,026)        (1,809,363)        (30,004,318)
                                 ----------------------------------------------------------------------
 Net increase (decrease) ......    35,850,600   $   746,429,648          1,641,334    $     27,200,279
                                 ----------------------------------------------------------------------






                                                              Annual Report | 37

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of the following entities:

--------------------------------------------------------------------------------------------
  ENTITY                                                         AFFILIATION
--------------------------------------------------------------------------------------------
  Templeton Global Advisors Ltd. (TGAL)                          Investment manager
  Franklin Templeton Services, LLC (FT Services)                 Administrative manager
  Franklin Templeton/Distributors, Inc. (Distributors)           Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent


A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.630%          Up to and including $1 billion
        0.615%          Over $1 billion, up to and including $5 billion
        0.600%          Over $5 billion, up to and including $10 billion
        0.580%          Over $10 billion, up to and including $15 billion
        0.560%          Over $15 billion, up to and including $20 billion
        0.540%          Over $20 billion

Prior to June 1, 2004, the Fund paid an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.750%          First $200 million
        0.675%          Over $200 million, up to and including $1.3 billion
        0.600%          Over $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion


C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.25%, 1.00%, 1.00% and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R shares, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.







20 |  Annual Report

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Under the Class A distribution plan, costs exceeding the maximum for the current plan year may be reimbursed in subsequent periods. At August 31, 2004, Distributors advised the Fund unreimbursed costs were $23,438,026.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the year:

Sales charges received ....................................   $4,378,524
Contingent deferred sales charges retained ................   $  624,099


E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $22,669,100 of which $16,489,164 was paid to Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At August 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .................................     $16,068,059,765
                                                          ----------------
Unrealized appreciation .............................     $ 2,880,100,876
Unrealized depreciation .............................        (384,755,796)
                                                          ----------------
Net unrealized appreciation (depreciation) ..........     $ 2,495,345,080
                                                          ----------------
Undistributed ordinary income .......................     $   310,669,805
Undistributed long-term capital gains ...............         356,547,103
                                                          ----------------
Distributable earnings ..............................     $   667,216,908
                                                          ----------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.






                                                              Annual Report | 39

Templeton Growth Fund, Inc.

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended August 31, 2004 and 2003, was as follows:

                                            ------------------------------
                                                 2004            2003
                                            ------------------------------
Distributions paid from:
 Ordinary income ........................   $352,750,198      $262,531,187

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2004 aggregated $6,068,780,781 and $3,830,214,930, respectively.


7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

---------------------------------------------------------------------------------------------------------------------------
                      NUMBER OF                               NUMBER OF
                     SHARES HELD                              SHARES HELD      VALUE
                    AT BEGINNING    GROSS          GROSS        AT END         AT END        INVESTMENT   REALIZED CAPITAL
  NAME OF ISSUER       OF YEAR    ADDITIONS     REDUCTIONS     OF YEAR         OF YEAR         INCOME       GAINS (LOSS)
---------------------------------------------------------------------------------------------------------------------------
  AK Steel Holding
  Corp. ............   6,445,700         --     (6,445,700)             *              *         $--       $(12,577,329)

  Maxtor Corp. .....          -- 12,500,000             --     12,500,000    $52,500,000          --                 --
                                                                            -----------------------------------------------
                        TOTAL AFFILIATED SECURITIES (0.28% OF NET ASSETS)    $52,500,000          $--      $(12,577,329)
                                                                            -----------------------------------------------

*As of August 31, 2004, no longer an affiliate.


8. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the







40 |  Annual Report

Templeton Growth Fund, Inc.

8. REGULATORY MATTERS (CONTINUED)

MASSACHUSETTS ADMINISTRATIVE PROCEEDING (CONTINUED)
Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.



                                                              Annual Report | 41

Templeton Growth Fund, Inc.

8. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED)
The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.





42 |  Annual Report

Templeton Growth Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Fund, Inc. (the "Fund") at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 13, 2004




                                                              Annual Report | 43

Templeton Growth Fund, Inc.

TAX DESIGNATION (UNAUDITED)




Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby designates $356,547,103 as a capital gain dividend for the fiscal year ended August 31, 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates up to a maximum of $445,187,269 as qualified dividends for purposes of the maximum rate under
Section 1(h)(11) of the Code for the fiscal year ended August 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates 17.73% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2004.

At August 31, 2004, more than 50% of the Templeton Growth Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the tables below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 21, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to Class A, Class B, Class C, Class R, and Advisor Class shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.







44 |  Annual Report

Templeton Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------
                                                                       CLASS A
                                                                                                ADJUSTED
                                               FOREIGN TAX    FOREIGN         FOREIGN           FOREIGN
                                                  PAID     SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                      PER SHARE     PER SHARE       PER SHARE         PER SHARE
-----------------------------------------------------------------------------------------------------------
  Australia ..............................        0.0000       0.0041          0.0000            0.0041
  Belgium ................................        0.0000       0.0009          0.0000            0.0009
  Bermuda ................................        0.0000       0.0055          0.0055            0.0024
  Brazil .................................        0.0007       0.0023          0.0000            0.0023
  Canada .................................        0.0025       0.0117          0.0117            0.0050
  Denmark ................................        0.0020       0.0092          0.0092            0.0039
  Finland ................................        0.0014       0.0122          0.0065            0.0085
  France .................................        0.0025       0.0145          0.0117            0.0078
  Germany ................................        0.0039       0.0345          0.0134            0.0268
  Hong Kong ..............................        0.0000       0.0193          0.0000            0.0193
  Italy ..................................        0.0021       0.0100          0.0100            0.0043
  Japan ..................................        0.0009       0.0075          0.0075            0.0032
  Mexico .................................        0.0000       0.0040          0.0040            0.0017
  Netherlands ............................        0.0043       0.0208          0.0202            0.0093
  New Zealand ............................        0.0000       0.0034          0.0000            0.0034
  Singapore ..............................        0.0003       0.0031          0.0000            0.0031
  South Korea ............................        0.0042       0.0179          0.0179            0.0077
  Spain ..................................        0.0020       0.0110          0.0109            0.0048
  Sweden .................................        0.0013       0.0063          0.0063            0.0027
  Switzerland ............................        0.0030       0.0164          0.0164            0.0070
  United Kingdom .........................        0.0172       0.1494          0.1467            0.0656
                                                -----------------------------------------------------------
  TOTAL ..................................       $0.0483      $0.3640         $0.2979           $0.1938
                                                -----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                       CLASS B
                                                                                                ADJUSTED
                                               FOREIGN TAX    FOREIGN         FOREIGN           FOREIGN
                                                  PAID     SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                      PER SHARE     PER SHARE       PER SHARE         PER SHARE
-----------------------------------------------------------------------------------------------------------
  Australia ..............................        0.0000       0.0031          0.0000            0.0031
  Belgium ................................        0.0000       0.0007          0.0000            0.0007
  Bermuda ................................        0.0000       0.0041          0.0041            0.0018
  Brazil .................................        0.0007       0.0017          0.0000            0.0017
  Canada .................................        0.0025       0.0088          0.0088            0.0038
  Denmark ................................        0.0020       0.0069          0.0069            0.0030
  Finland ................................        0.0014       0.0092          0.0049            0.0064
  France .................................        0.0025       0.0109          0.0088            0.0059
  Germany ................................        0.0039       0.0259          0.0101            0.0201
  Hong Kong ..............................        0.0000       0.0145          0.0000            0.0145
  Italy ..................................        0.0021       0.0075          0.0075            0.0032
  Japan ..................................        0.0009       0.0057          0.0057            0.0024
  Mexico .................................        0.0000       0.0030          0.0030            0.0013
  Netherlands ............................        0.0043       0.0156          0.0152            0.0069
  New Zealand ............................        0.0000       0.0025          0.0000            0.0025
  Singapore ..............................        0.0003       0.0023          0.0000            0.0023
  South Korea ............................        0.0042       0.0134          0.0134            0.0057
  Spain ..................................        0.0020       0.0082          0.0081            0.0036
  Sweden .................................        0.0013       0.0047          0.0047            0.0020
  Switzerland ............................        0.0030       0.0123          0.0123            0.0053
  United Kingdom .........................        0.0172       0.1117          0.1097            0.0490
                                                -----------------------------------------------------------
  TOTAL ..................................       $0.0483      $0.2727         $0.2232           $0.1452
                                                -----------------------------------------------------------




                                                              Annual Report | 45

Templeton Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------
                                                                      CLASS C
                                                                                                ADJUSTED
                                               FOREIGN TAX    FOREIGN         FOREIGN           FOREIGN
                                                  PAID     SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                      PER SHARE     PER SHARE       PER SHARE         PER SHARE
-----------------------------------------------------------------------------------------------------------
  Australia ..............................        0.0000       0.0030          0.0000            0.0030
  Belgium ................................        0.0000       0.0007          0.0000            0.0007
  Bermuda ................................        0.0000       0.0040          0.0040            0.0017
  Brazil .................................        0.0007       0.0017          0.0000            0.0017
  Canada .................................        0.0025       0.0085          0.0085            0.0036
  Denmark ................................        0.0020       0.0066          0.0066            0.0028
  Finland ................................        0.0014       0.0088          0.0047            0.0061
  France .................................        0.0025       0.0105          0.0085            0.0056
  Germany ................................        0.0039       0.0249          0.0097            0.0194
  Hong Kong ..............................        0.0000       0.0140          0.0000            0.0140
  Italy ..................................        0.0021       0.0072          0.0072            0.0031
  Japan ..................................        0.0009       0.0054          0.0054            0.0023
  Mexico .................................        0.0000       0.0029          0.0029            0.0012
  Netherlands ............................        0.0043       0.0150          0.0146            0.0067
  New Zealand ............................        0.0000       0.0024          0.0000            0.0024
  Singapore ..............................        0.0003       0.0023          0.0000            0.0023
  South Korea ............................        0.0042       0.0129          0.0129            0.0055
  Spain ..................................        0.0020       0.0079          0.0078            0.0034
  Sweden .................................        0.0013       0.0045          0.0045            0.0019
  Switzerland ............................        0.0030       0.0118          0.0118            0.0051
  United Kingdom .........................        0.0172       0.1077          0.1058            0.0472
                                                -----------------------------------------------------------
  TOTAL ..................................       $0.0483      $0.2627         $0.2149           $0.1397
                                                -----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                       CLASS R
                                                                                                ADJUSTED
                                               FOREIGN TAX    FOREIGN         FOREIGN           FOREIGN
                                                  PAID     SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                      PER SHARE     PER SHARE       PER SHARE         PER SHARE
-----------------------------------------------------------------------------------------------------------
  Australia ..............................        0.0000       0.0039          0.0000           0.0039
  Belgium ................................        0.0000       0.0009          0.0000           0.0009
  Bermuda ................................        0.0000       0.0052          0.0052           0.0022
  Brazil .................................        0.0007       0.0022          0.0000           0.0022
  Canada .................................        0.0025       0.0111          0.0111           0.0048
  Denmark ................................        0.0020       0.0087          0.0087           0.0037
  Finland ................................        0.0014       0.0116          0.0061           0.0081
  France .................................        0.0025       0.0138          0.0112           0.0074
  Germany ................................        0.0039       0.0327          0.0127           0.0254
  Hong Kong ..............................        0.0000       0.0183          0.0000           0.0183
  Italy ..................................        0.0021       0.0094          0.0094           0.0040
  Japan ..................................        0.0009       0.0072          0.0072           0.0031
  Mexico .................................        0.0000       0.0038          0.0038           0.0016
  Netherlands ............................        0.0043       0.0197          0.0192           0.0087
  New Zealand ............................        0.0000       0.0032          0.0000           0.0032
  Singapore ..............................        0.0003       0.0030          0.0000           0.0030
  South Korea ............................        0.0042       0.0170          0.0170           0.0073
  Spain ..................................        0.0020       0.0104          0.0103           0.0045
  Sweden .................................        0.0013       0.0059          0.0059           0.0025
  Switzerland ............................        0.0030       0.0155          0.0155           0.0066
  United Kingdom .........................        0.0172       0.1415          0.1390           0.0621
                                                -----------------------------------------------------------
  TOTAL ..................................       $0.0483     $ 0.3450         $0.2823         $ 0.1835
                                                -----------------------------------------------------------



46 |  Annual Report

Templeton Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------
                                                                ADVISOR CLASS
                                                                                                ADJUSTED
                                               FOREIGN TAX    FOREIGN         FOREIGN           FOREIGN
                                                  PAID     SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                      PER SHARE     PER SHARE       PER SHARE         PER SHARE
-----------------------------------------------------------------------------------------------------------
  Australia ..............................        0.0000       0.0046          0.0000           0.0046
  Belgium ................................        0.0000       0.0010          0.0000           0.0010
  Bermuda ................................        0.0000       0.0061          0.0061           0.0026
  Brazil .................................        0.0007       0.0026          0.0000           0.0026
  Canada .................................        0.0025       0.0129          0.0129           0.0055
  Denmark ................................        0.0020       0.0101          0.0101           0.0043
  Finland ................................        0.0014       0.0134          0.0071           0.0093
  France .................................        0.0025       0.0160          0.0129           0.0086
  Germany ................................        0.0039       0.0380          0.0148           0.0295
  Hong Kong ..............................        0.0000       0.0213          0.0000           0.0213
  Italy ..................................        0.0021       0.0110          0.0110           0.0047
  Japan ..................................        0.0009       0.0083          0.0083           0.0036
  Mexico .................................        0.0000       0.0044          0.0044           0.0019
  Netherlands ............................        0.0043       0.0229          0.0223           0.0102
  New Zealand ............................        0.0000       0.0037          0.0000           0.0037
  Singapore ..............................        0.0003       0.0035          0.0000           0.0035
  South Korea ............................        0.0042       0.0197          0.0197           0.0084
  Spain ..................................        0.0020       0.0121          0.0120           0.0052
  Sweden .................................        0.0013       0.0069          0.0069           0.0030
  Switzerland ............................        0.0030       0.0180          0.0180           0.0077
  United Kingdom .........................        0.0172       0.1638          0.1609           0.0719
                                                -----------------------------------------------------------
  TOTAL ..................................       $0.0483      $0.4003         $0.3274          $0.2131
                                                -----------------------------------------------------------




                                                              Annual Report | 47

Templeton Growth Fund, Inc.

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.







48 |  Annual Report

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)           Director       Since 1992       140                        Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                     company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (60)          Director       Since 2000       21                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holdings Ltd. (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co. Ltd.; Director and
 President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)        Director       Since 1992       141                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)           Director       Since 2000       96                        Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                    (exploration and refining of oil and
 Suite 2100                                                                                gas); H.J. Heinz Company (processed
 Fort Lauderdale, FL 33394-3091                                                            foods and allied products); RTI
                                                                                           International Metals, Inc. (manufac-
                                                                                           ture and distribution of titanium); and
                                                                                           Canadian National Railway (railroad).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 49

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)          Director       Since 1993       140                       Director, White Mountains Insurance
 500 East Broward Blvd.                                                                    Group, Ltd. (holding company);
 Suite 2100                                                                                Martek Biosciences Corporation;
 Fort Lauderdale, FL 33394-3091                                                            MedImmune, Inc. (biotechnology);
                                                                                           and Overstock.com (Internet servi-
                                                                                           ces); and FORMERLY, Director, MCI
                                                                                           Communication Corporation (subse-
                                                                                           quently known as MCI WorldCom,
                                                                                           Inc. and WorldCom, Inc.) (communi-
                                                                                           cations services) (1988-2002) and
                                                                                           Spacehab, Inc. (aerospace services)
                                                                                           (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
 Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (75)           Director       Since 1990       28                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
 (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (72)             Director       Since 2003       21                        Director, Becton, Dickinson and Co.
 500 East Broward Blvd.                                                                    (medical technology); White
 Suite 2100                                                                                Mountains Insurance Group Ltd.
 Fort Lauderdale, FL 33394-3091                                                            (holding company); and Amerada
                                                                                           Hess Corporation (exploration and
                                                                                           refining of oil and gas).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and FORMERLY,
 Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS    Director       Since 2003       21                        None
 (50)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------



50 |  Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (74)      Director       Since 1993       21                         Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                   (exploration and refining of oil and
 Suite 2100                                                                               gas); and C2, Inc. (operating and
 Fort Lauderdale, FL 33394-3091                                                           investment business); and FORMERLY,
                                                                                          Director, H.J. Heinz Company
                                                                                          (processed foods and allied products)
                                                                                          (1987-1988; 1993-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC
 (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and
 FORMERLY, Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003), Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator,
 New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)     Director,      Director and     140                        None
 One Franklin Parkway          Chairman of    Vice President
 San Mateo, CA 94403-1906      the Board and  since 1992 and
                               Vice President Chairman of the
                                              Board since 1995

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)          Vice President Since 1996       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
 and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)           Chief          Since July 2004  Not Applicable             None
 One Franklin Parkway          Compliance
 San Mateo, CA 94403-1906      Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
 Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------




                                                              Annual Report | 51

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (40)         President and  President since  Not Applicable             None
 PO Box N-7759                   Chief          2001 and Chief
 Lyford Cay, Nassau, Bahamas     Executive      Executive
                                 Officer -      Officer -
                                 Investment     Investment
                                 Management     Management
                                                since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)         Vice President Since 1990       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)           Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.          President and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Executive
                                 Officer -
                                 Finance and
                                 Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)              Vice President Since 2000       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------



52 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice President Vice President   Not Applicable            None
 One Franklin Parkway            and Secretary  since 2000
 San Mateo, CA 94403-1906                       and Secretary
                                                since 1996

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
 Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
 Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
 Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
 (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (64)     Vice President Since 1996       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (64)                Vice President Since 1994       Not Applicable            None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
 President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)           Treasurer      Since March 2004 Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 15 of the investment companies in Franklin Templeton Investments; Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds,
 Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and
 Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)          Vice President Since 2002       Not Applicable            Director, FTI Banque, Arch
 600 Fifth Avenue                - AML                                                     Chemicals, Inc. and Lingnan
 Rockefeller Center              Compliance                                                Foundation
 New York, NY 10020-2302

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------




                                                              Annual Report | 53

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION           TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)          Vice President     Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
 Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)            Chief Financial    Since May 2004   Not Applicable             None
 500 East Broward Blvd.          Officer and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Accounting
                                 Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON WHO CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.








54 |  Annual Report

Templeton Growth Fund

SHAREHOLDER INFORMATION



PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.







                                                              Annual Report | 55

                       This page intentionally left blank.

Literature Request

TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 1
Franklin Small-Mid Cap Growth Fund

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives
  Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5, 7
Franklin Money Fund 5, 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

7. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

8. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/04                                              Not part of the annual report

      [LOGO OMITTED]
FRANKLIN [R] TEMPLETON [R]     One Franklin Parkway
       INVESTMENTS             San Mateo, CA 94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.



ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON GROWTH FUND, INC.


INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



101 A2004 10/04





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $93,245 for the fiscal year ended August 31, 2004 and $145,414 for the fiscal year ended August 31, 2003.

(b) Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $0 for the fiscal year ended August 31, 2004 and $3,614 for the fiscal year ended August 31, 2003. The services for which these fees were paid included attestation services.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $45,000 for the fiscal year ended August 31, 2004 and $0 for the fiscal year ended August 31, 2003. The services for which these fees were paid included attestation services.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $7,403 for the fiscal year ended August 31, 2004 and $0 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $92,597 for the fiscal year ended August 31, 2004 and $12,994 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process, subscription fees and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $145,000 for the fiscal year ended August 31, 2004 and $16,608 for the fiscal year ended August 31, 2003.

(h) No disclosures are required by this Item 4(h).


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.   N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 29, 2004